UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               Amendment No. 1 to
                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): April 14, 2006


                               Pinoak, Inc.
              ------------------------------------------------
               (Name of Small Business Issuer in its Charter)

            Nevada                    333-76242              86-0983750
 ----------------------------       ------------       ------------------
 (State or other jurisdiction       (Commission          (IRS Employer
      of incorporation)             File Number)       Identification No.)

             500 N. Rainbow, Suite 300, Las Vegas, NV  89107
   --------------------------------------------------------------------
                (Address of principal executive offices)

                             (702) 221-1953
                       ---------------------------
                       (Issuer's telephone number)

                      10801 E. Grove Street, Mesa, AZ  85208
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)






Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

===============================================================================

Item 1.01  Termination of a Material Definitive Agreement

Pinoak, Inc. ("Pinoak" or "the Registrant") has cancelled its agreement to merge with Global H2O Resources Inc., ("Global") a British Columbia Company, located in British Columbia, Canada.

This agreement to merger with Global was contingent upon completion of audited financials conducted in accordance with the generally accepted accounting principles ("GAAP") of the United States. Global has been unable to produce audited financials.

The Registrant is subject to reporting requirements under the Exchange Act and will, therefore, be required to furnish audited financial statements for any acquisition as required by Rule 3-05(b) of Regulation S-X.


Item 2.01  Completion of Acquisition or Disposition of Assets

On April 14, 2006, Pinoak, Inc., a Nevada corporation and Eaton Laboratories, Inc., ("ETLB") a Nevada corporation entered into an Acquisition Agreement and Plan of Merger (the "Merger Agreement") whereby ETLB has acquired all the outstanding shares of common stock of Pinoak from its sole stockholder in an exchange for $4,000 cash in a transaction where ETLB is the successor corporation. The Merger was approved by the unanimous consent of the Board of Directors of Pinoak and ETLB on April 14, 2006.

Pursuant to Rule 12g-3(g) of the General Rules and Regulations of the Securities and Exchange Commission, ETLB is the successor issuer to Pinoak for reporting purposes under the Securities Exchange Act of 1934, as amended (the "Act"). The purpose of this transaction was for ETLB to succeed to the registration status of Pinoak under the Exchange Act pursuant to Rule 12g-3. PINOAK, a reporting company was not engaged in any business. Pinoak was incorporated as a "blank check" company for the purpose of becoming a fully reporting company and subsequently finding a merger candidate. ETLB, Inc. directors and officers became the directors and officers of the Surviving Corporation. The sole director and officer of Pinoak resigned. Pursuant to the Acquisition Agreement and Plan of Merger the Articles and By-laws of ETLB become the Articles and By-Laws of the Surviving Corporation.

A copy of the Merger Agreement and Certificate of Merger are filed as exhibits to this Current Report and are incorporated in its entirety herein. (See
Exhibit 2.1 entitled "Acquisition Agreement and Plan of Merger.")

REGISTRANT'S BUSINESS
---------------------

Pinoak, Inc. was incorporated under the laws of the State of Nevada on December 31, 1998. The Company was formed as a blank check company for the purpose of seeking to complete a merger or business acquisition transaction.
The Company has been in the developmental stage since inception and has conducted virtually no business operations other than organizational activities. The Company has no full-time employees and owns no real estate or personal property.

EATON LABORATORIES BUSINESS
---------------------------

Eaton Laboratories, Inc. ("Eaton" or "ETLB"), was incorporated in Nevada on February 2, 2002. Eaton Laboratories, Inc. plans to develop and market generic pharmaceutical products, where the brand name equivalent patent(s) have expired. The company is a developmental stage which plans to produce generic pharmaceutical products, through contract laboratories and contract manufacturing facilities, for pharmaceutical products that have lost their innovator patent(s). The company plans to distribute its product(s) into the marketplace through drug wholesalers, chain pharmacies and State Medicaid programs.

There are few generic pharmaceutical companies who target the lower volume brand name products that have lost their patent. It is the goal of Eaton Laboratories, Inc. to identify these smaller volume products, and with little overhead, find a contract laboratory and manufacturer who can adhere to FDA guidelines to replicate these products.

Eaton has begun the process of the developing a generic pharmaceutical with one product. The formulation and manufacturing process has been developed, the Company needs to produce a full manufacturing batch and conduct patient studies before it can submitted its Abbreviated New Drug Application ("ANDA") to the Food and Drug Administration ("FDA"). Eaton needs approximately 6 months to complete this full scale manufacturing batch, by utilizing the services of a contract manufactures followed by comparative human testing. Once this data has been tabulated, the Company will submit a ANDA to the FDA. FDA approval to market this product could take an additional twelve to eighteen months. Therefore, Eaton does not expect to generate any revenues for at least two years.

Business Strategy
-----------------

There are a finite number of end customers of generic pharmaceuticals products. If there are multiple generic pharmaceutical products on the market for the same type of product, these products share the total market sales in the marketplace. Generally speaking, the first generic product to enter the marketplace, captures a significant share of the market. Price and distribution also become a major factors in determining which generic product is utilized over a similar product. Eaton does not expect to be the first on the market with its future generic products.

The FDA requires that generic products produce a series of studies and the results of its testing before companies are authorized to sell these products. At that time, the FDA will issue an ANDA, which allows the company to market a product. If the product fails these studies, the entire project and all funding can be lost. It should be pointed out, if the company cannot pass the necessary studies required by the FDA, the Company would be unable to fund additional studies. This could place the Company's future at great risk, to the point, that the Company would not have enough funds to continue in business.

ETLB's Funding Requirements
---------------------------

Eaton does not have the required capital or funding to complete its project. Management anticipates Eaton will require at least $1,000,000 to complete a full scale manufacturing batch, perform the required FDA human studies and prepare a submission package to the FDA.

Future funding could result in potentially dilutive issuances of equity securities, the incurrence of debt, contingent liabilities and/or amortization expenses related to goodwill and other intangible assets, which could materially adversely affect the Company's business, results of operations and financial condition. Any future acquisitions of other businesses, technologies, services or product(s) might require the Company to obtain additional equity or debt financing, which might not be available on terms favorable to the Company, or at all, and such financing, if available, might be dilutive.

Marketing Strategies
--------------------

Once a new generic product enters the marketplace, the FDA itself announces through its newsletter ("Pink Sheets") that the product has been approved for sale. When the product becomes available for sale, there are just a two major data banks, who need to be notified that the product is available. They are:
First Data Bank and Medi-Span.   These data banks, notify the trade that a new
generic product is available.

Wholesalers want to be informed before a product is approved so that they can enter the product into their warehouse and computer system. The top ten wholesalers ship pharmaceutical products to 80 percent of the pharmacies in the U.S. The pharmacies are notified that a new generic product is available through the above mentioned data banks. Based on the price of the new generic, they will quickly substitute the generic the brand product, and not drop the retail sales price to the public accordingly. This is how pharmacies improve their profit margins. Many managed health care organizations and some States are mandated to use generic products, whenever they are available, in place of the brand name products.

Competition
-----------

In the pharmaceutical business, the first generic entry captures the lion share of the market. The Company has no way of knowing how many other companies may be working on bringing the same generic product into the market. There is no way to find out if other pharmaceutical companies have submitted identical paperwork for similar FDA submissions. Therefore, there is always a possibility that similar generic products may enter the market before Eaton's generic product. When multiple generics of the same product exist, it becomes a price war to capture market share. It depends on the volume of the brand name product to determine how low to drop a price.

RISK FACTORS
------------

(a)  LIMITED OPERATING HISTORY

The Company has a limited operating history and must be considered to be a developmental stage company. Prospective investors should be aware of the difficulties encountered by such new enterprises, as the Company faces all of the risks inherent in any new business and especially with a developmental stage company. These risks include, but are not limited to, competition, the absence of an operating history, the need for additional working capital, and the possible inability to adapt to various economic changes inherent in a market economy. The likelihood of success of the Company must be considered in light of these problems, expenses that are frequently incurred in the operation of a new business and the competitive environment in which the Company will be operating.


(b)  ANTICIPATED LOSSES FOR THE FORESEEABLE FUTURE

The Company has prepared audited financial statements from inception on February 2, 2000 through its year end for December 31, 2005. Its ability to continue to operate as a going concern is fully dependent upon the Company obtaining sufficient financing to continue its development and operational activities.
The ability to achieve profitable operations is in direct correlation to the Company's ability to raise sufficient financing. It is important to note that even if the appropriate financing is received, there is no guarantee that the Company will ever be able to operate profitably or derive any significant revenues from its operation. The Company could be required to raise additional financing to fully implement its entire business plan.

It is also important to note that the Company anticipates that it will incur losses and negative cash flow over the next twenty-four (24) months. There is no guarantee that the Company will ever operate profitably or even receive positive cash flows from full operations.


(c)  COMPETITION

ETLB faces intense competition from larger and better-established generic pharmaceutical companies that may prevent ETLB from ever becoming a significant pharmaceutical company. The market for selling generic pharmaceutical products is very competitive. Management expects the competition to intensify in the future. ETLB potentially competes with a number of other companies marketing similar generic pharmaceutical products. Pressures created by ETLB's competitors could negatively impact its business, results of operations and financial condition.

Some of ETLB's potential competitors have longer operating histories, larger customer bases, greater brand recognition and significantly greater financial, marketing, technical and other resources. In addition, ETLB's competitors may acquire or be acquired by, receive investments from or enter into other commercial relationships with larger, well-established and well-financed competitors as use of the Internet and other online services increases. Therefore, some of ETLB's competitors with other revenue sources may be able to devote greater resources to marketing and promotional campaigns, adopt more aggressive pricing policies and devote substantially more resources to website and systems development or may try to attract traffic by offering incentives such as free products and/or services. Increased competition may result in reduced operating margins, loss of market share and diminished value in the ETLB brand. There can be no assurance that the Company will be able to compete successfully against current and future competitors.

ETLB possesses limited resources with which to compete relative to its competitors. In addition, these companies may have more ability to pay for research and generic product development, obtaining greater exposure for their pharmaceutical products. New research technologies and the expansion of existing technologies may increase competitive pressures on ETLB by enabling its competitors to offer generic pharmaceutical products at a lower cost. Any and all of these events could have a material adverse effect on our business, results of operations and financial condition.


(d)  POSSIBLE INABILITY TO FIND SUITABLE EMPLOYEES.

The Company currently relies exclusively upon the services and expertise of
T. J. Jesky (President and Director). In order to implement the aggressive business plan of the Company, management recognizes that additional staff will be required. Management has no plans to increase the number of employees until the Company can produce a profit on a consistent basis. No assurances can be given that ETLB will be able to find suitable employees that can support the above needs of the Company or that these employees can be hired on terms favorable to the Company.


(e) THE COMPANY IS DEPENDENT ON ITS OFFICERS TO DEVELOP AND IMPLEMENT ITS BUSINESS PLAN.

ETLB plans to rely heavily on T. J. Jesky. Should the Company be deprived of the services of this officer/director for any reason during this period of development, the results would be devastating to the Company and could lead to its dissolution. Management cannot be sure that this business model will be successful. The Company does not currently have an employment agreement with
T. J. Jesky.

(f) RISKS ASSOCIATED WITH FUNDING AND ACQUISITIONS MAY NOT BENEFIT ETLB AND DILUTE THE VALUE OF THE COMPANY'S SHARES.

If appropriate opportunities present themselves, ETLB would acquire businesses, technologies, or service(s) that the Company believes are strategic and would help it build its operations and/or future customer base.

There can be no assurance that the Company will be able to identify, negotiate or finance future acquisitions successfully, or to integrate such acquisitions with its current business. The process of integrating an acquired business, technology, service or product(s) into the Company may result in unforeseen operating difficulties and expenditures and may absorb significant management attention that would otherwise be available for ongoing development of the Company's business. Further, there can be no assurance that the anticipated benefits of any acquisition will be realized.

Future acquisitions could result in potentially dilutive issuances of equity securities, the incurrence of debt, contingent liabilities and/or amortization expenses related to goodwill and other intangible assets, which could materially adversely affect the Company's business, results of operations and financial condition. Any future acquisitions of other businesses, technologies, services or product(s) might require the Company to obtain additional equity or debt financing, which might not be available on terms favorable to the Company, or at all, and such financing, if available, might be dilutive.

(g)   LOW-PRICED STOCKS MAY AFFECT THE RESELL OF THE COMPANY'S SHARES.

Penny Stock Regulation Broker-dealer practices in connection with transactions in "Penny Stocks" are regulated by certain penny stock rules adopted by the Securities and Exchange Commission. Penny stocks generally are equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or quoted on the NASDAQ system). The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the risk associated with the penny stock market. The broker-dealer must also provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer's account. In addition, the penny stock rules generally require that prior to a transaction in a penny stock; the broker-dealer must make a written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for a stock that becomes subject to the penny stock rules. When the Registration Statement becomes effective and the Company's securities become registered, the stock will likely have a trading price of less than $5.00 per share and will not be traded on any exchanges. Therefore, the Company's stock is initially selling at $0.01 per share they will become subject to the penny stock rules and investors may find it more difficult to sell their securities, should they desire to do so.


PROPERTIES

The Company's corporate headquarters are located at: 500 N. Rainbow, Suite 300, Las Vegas, NV 89107. The facilities are being provided to Eaton Laboratories at no cost by a major shareholder of the company.

CURRENT DIRECTORS

The names, ages and positions of the Company's director and executive officer are as follows:

Name              Age                 Position
-------------     ---                 --------------------------------------
T. J. Jesky       59                  President, CFO, Secretary and Director
----------------------------------------------------------------------------


Biography of T. J. Jesky
------------------------

The Company is managed by T. J. Jesky, who has 22-years experience in the pharmaceutical industry. He is a former Division Manager for Procter & Gamble Pharmaceuticals. He began his pharmaceutical career in 1973 with Norwich Pharmacal, whose headquarters were based in Norwich, New York. This company subsequently changed its name to Norwich Eaton, and in 1981 it was purchased by Procter & Gamble. Norwich Eaton subsequently changed its name to Procter & Gamble Pharmaceuticals. Mr. Jesky held various positions in the company, including but not limited to: District Manager, Key Account Manager, Hospital Manager, Region Manager, Division Manager for U.S., Canada and Puerto Rico.
He resigned from Procter & Gamble in 1995. He became President, CEO and sole stockholder of Studebaker's, Inc. a restaurant/nightclub and real estate holding company in Arizona. He privately sold this business in 1997. In 1997 through 1998, he owned and operated a restaurant consulting business, named Ionosphere, Inc. In 1998, he resigned from the Company when it was acquired by Axonyx, Inc. which is currently trading on the NASDAQ National Market. From 1996 through 1999 he was President and Chairman of the Board of Boppers Holdings, Inc., a Nevada Corporation real estate business; he resigned from the Company when it was acquired by e-Smart Technologies, Inc. and is currently listed on the Pink Sheets. In August, 1998, Mr. Jesky founded Barrington Laboratories, Inc., he resigned from the Company when it was acquired by ModernGroove Entertainment, in January, 2001 and subsequently acquired by Immediatek, Inc. Immediatek is currently traded on the OTC-BB. From February, 2000 to present, he has held the position as President/Director of Eaton Laboratories, Inc.

Education and Associations
--------------------------

Bachelor of Arts Degree in Marketing and Retailing from Bradley
University, Peoria, IL, Graduated, May, 1969.
Universidad Nacional Autonoma de Mexico, Mexico City, Mexico, Licenciado en Derecho, 1970.
Associations:  Foro Profecional de Abogados de Saltillo, A.C., Coahuila, Mexico.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

As a result of our the Company's current limited available cash, no officer or director of either Pinoak, Inc. or Eaton Laboratories, Inc. received annual
compensation during the fiscal year ended December 31, 2005.   ETLB intends to
pay salaries when cash flow permits.

SUMMARY COMPENSATION TABLES
                         ------------------------------------------------------
                                        Annual Compensation
                         ------------------------------------------------------
     Name and                                          Other Annual
Principal Position  Year    Salary ($)     Bonus ($)   Compensation ($)
-------------------------------------------------------------------------------
Rick Jesky
    Pinoak
    President      2005     -0-            -0-           -0-
                   2004     -0-            -0-           -0-
T. J. Jesky
    Eaton Labs
    President      2005     -0-            -0-           -0-
                   2004     -0-            -0-           -0-
-------------------------------------------------------------------------------

Long Term Compensation Table

                       --------------------------------------------------------
                                        Long Term Compensation
                       --------------------------------------------------------
                                    Awards             Payouts
                       --------------------------------------------------------
                        Restricted Stock Securities      LTIP      All Other
Name and Principal      Award(s)($) Underlying Options/   Payouts   Compensation
     Position     Year              SARs(#)               ($)       ($)
------------------------------------------------------------------------------
Rick Jesky
    Pinoak
    President      2005    -0-           -0-                -0-      -0-
                   2004    -0-           -0-                -0-      -0-

T. J. Jesky
    Eaton Labs
    Director       2005    -0-           -0-                -0-      -0-
                   2004    -0-           -0-                -0-      -0-
------------------------------------------------------------------------------

The Company currently does not have employment agreements with its executive officer. The executive officer/director of the Company has agreed to take no salary until the Company can generate enough revenues to support salaries on a regular basis. The officer will not be compensated for services previously provided. They will receive no accrued remuneration.


Compensation of Directors
-------------------------

No director receives any fee, salary or commission for service as a director. In addition, no such arrangement is contemplated for the foreseeable future.


MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

Market Information

ETLB Common Stock, $0.001 par value, is traded on the Pink Sheets (National Quotation Bureau) under the symbol: ETLB.

For the year ended December 31, 2005, the price of the common stock as reported and summarized by the Pink Sheets was $1.15 high, and $0.60 bid. Such prices are based on inter-dealer bid and asked prices, without markup, markdown, commissions, or adjustments and may not represent actual transactions.

A limited market exists for the trading of the Company's common stock. During the year ending December 31, 2005, there has been limited trading activity in the Common Stock, however, there are no assurances this trading activity will continue in the future for the Common Stock. The last trade of the ETLB stock as of April 14, 2006 took place on September 19, 2005 at $0.655

The Company did not repurchase any of its shares during the fiscal year covered by this report.


DESCRIPTION OF PINOAK SECURITIES
--------------------------------

In accordance with its Articles of Incorporation, Pinoak is authorized to issue up to 20,000,000 shares of Common Stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.001 per share. As of April 14, 2006, there were 2,000,000 shares of Common Stock issued and outstanding. There is no Preferred Stock issued or outstanding. As part of the Acquisition Agreement and Plan of Merger Agreement, Pinoak has agreed to cancel all of its 2,000,000 upon the closing of the merger with Eaton Laboratories, Inc.

DESCRIPTION OF ETLB SECURITIES
------------------------------

In accordance with its amended and restated certificate of incorporation, ETLB is authorized to issue up to 80,000,000 shares of Common Stock, par value $0.001 per share, and 20,000,000 shares of preferred stock, par value $0.001 per share. As of April 14, 2006, there are 10,873,750 shares of Common
Stock issued and outstanding. There is no Preferred Stock issued or outstanding.


ETLB COMMON STOCK
-----------------

On February 2, 2000 (inception), the Company issued 10,500,000 shares of its $0.001 par value common stock to its two founding shareholders for cash.

During 2002, the Company issued 373,750 shares of its $0.001 par value common stock pursuant to a regulation 504 offering.

As of April 14, 2006, there were 10,873,750 shares of Common Stock issued and outstanding. There are no outstanding stock options or warrants. ETLB has 80,000,000 common shares, par value $0.001, authorized and 20,000,000 preferred shares, par value $0.001 authorized and none issued.

(1)  Description of Rights and Liabilities of Common Stockholders

i. Dividend Rights - The holders of outstanding shares of common stock are entitled to receive dividends out of assets legally available therefore at such times and in such amounts as the Board of Directors of the Company may from time to time determine. The board of directors of the Company will review its dividend policy from time to time to determine the desirability and feasibility of paying dividends after giving consideration to the Company's earnings, financial condition, capital requirements and such other factors as the board may deem relevant.

ii. Voting Rights - Each holder of the Company's common stock are entitled to one vote for each share held of record on all matters submitted to the vote of stockholders, including the election of directors. All voting is noncumulative, which means that the holder of fifty percent (50%) of the shares voting for the election of the directors can elect all the directors. The board of directors may issue shares for consideration of previously authorized but unissued common stock without future stockholder action.

iii. Liquidation Rights - Upon liquidation, the holders of the common stock are entitled to receive pro rata all of the assets of the Company available for distribution to such holders.

iv. Preemptive Rights - Holders of common stock are not entitled to preemptive rights.

v. Conversion Rights - No shares of common stock are currently subject to outstanding options, warrants, or other convertible securities.

vi.    Redemption Rights - no such rights exist for shares of common stock.

vii.   Sinking Fund Provisions - No sinking fund provisions exist.

viii. Further Liability For Calls - No shares of common stock are subject to further call or assessment by the issuer. The Company has not issued stock options as of the date of this registration statement.

(2)  Potential Liabilities of Common Stockholders to State and Local Authorities

No material potential liabilities are anticipated to be imposed on stock-holders under state statutes. Certain Nevada regulations, however, require regulation of beneficial owners of more than 5% of the voting securities. Stockholders that fall into this category, therefore, may be subject to fines in circumstances where non-compliance with these regulations are established.

B.  Preferred Stock

The authorized preferred stock of the corporation consists of 20,000,000 shares with a par value of $0.001 per share.

The Company has not issued any preferred stock to date, nor have they developed the descriptive attributes of these preferred shares. The Company can issue shares of preferred stock in series with such preferences and designations as its board of directors may determine. The board of directors can, without shareholder approval, issue preferred stock with voting, dividend, liquidation, and conversion rights. This could dilute the voting strength of the holders of common stock and may help ETLB's management impede a takeover or attempted change in control.

The Common Stock and/or Preferred Stock of the Company may be issued from time to time without prior approval by the stockholders. The Common Stock and/or Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors. The Board of Directors may issue such shares of Common and/or Preferred Stock in one or more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution of resolutions.

Item 5.01 Changes in Control of Registrant

On April 14, 2006, Rick Jesky resigned as the sole officer and director of the Registrant and ETLB's directors, T. J. Jesky, (Rick Jesky's brother) became the sole director/officer of the Registrant.

(a) Pursuant to Rule 12g-3(g) of the General Rules and Regulations of the Securities and Exchange Commission, ETLB is the successor issuer to Pinoak for reporting purposes under the Securities Exchange Act of 1934, as amended
(the "Act"). The purpose of this transaction was for ETLB to succeed to the registration status of PINOAK under the Exchange Act pursuant to Rule 12g-3. Pinoak, a reporting company was not engaged in any business. It was incorporated for the purpose of becoming a fully reporting company and subsequently finding a merger candidate. ETLB, Inc. directors and officers became the directors and officers of the Surviving Corporation. The sole director and officer of Pinoak resigned. Pursuant to the Acquisition Agreement and Plan of Merger the Articles and By-laws of Eaton Laboratories, Inc. become the Articles and By-Laws of the Surviving Corporation.

(b) The following table sets forth information concerning stock ownership as of April 14, 2006 for (i) each director, (ii) each executive officer, (iii) the directors and officers of the Company as a group, (iv) and each person known by the Company to own beneficially more than five percent (5%) of the Common Stock of the Company. Unless otherwise indicated, the owners have sole voting and investment power with respect to their respective shares.

                                                     Amount
Title     Name and Address                           of shares      Percent
of        of Beneficial                              held by          of
Class     Owner of Shares         Position           Owner          Class(1)
----------------------------------------------------------------------------
Common     T. J. Jesky (2)        Pres./Director     5,500,000       50.5%
Common     Mark DeStefano (3)     Shareholder        5,000,000       45.9%
---------------------------------------------------------------------------
All Executive Officers, Directors
as a Group  (1 person  )                            10,500,000       95.9%

(1) The percentages listed in the Percent of Class column are based upon 10,873,750 issued and outstanding shares of Common Stock.
(2)  T. J. Jesky, 500 N. Rainbow, Suite 300, Las Vegas, NV 89107.
(3)  Mark DeStefano, Founder, 500 N. Rainbow, Suite 300, Las Vegas, NV 89107.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On April 14, 2006, Pinoak accepted the resignations of Rick Jesky as Officer and Director and T. J. Jesky, (the brother of Rick Jesky) became the President and Director of the director of the Registrant.

Pursuant to the merger, the Officers and Directors of ETLB, the successor corporation, will remain the same. (See Exhibit 2.1 "Merger Agreement".)





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

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
           Year

Effective as of April 14, 2006, the Registrant's Board of Directors will file Article of Merger, with the Nevada Secretary of State, between Pinoak, and Eaton Laboratories, Inc., whereby Eaton Laboratories will become the surviving the entity. (See Exhibit A, of Merger Agreement filed as an exhibit to this Current Report on Form 8-K.)


Item 5.06. Change in Shell Company Status

Reference is made to the disclosure set forth under Item 2.01 and Item 5.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.


Item 8.01  Other Events

Based on the acquisition of Eaton Laboratories, Inc., the Registrant has moved its headquarters from 10801 E. Grove Street, Mesa, AZ 85208 to 500 N. Rainbow, Suite 300, Las Vegas, NV 89107, effective April 14, 2006.


Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements of business acquired.

The required financial statements of ETLB for the periods specified in Rule 3-05(b) of Regulation S-X are included herein. This Current Report provides hereto as Exhibit 99.2 the audited consolidated financial statements of ETLB for the period from February 2, 2000 (inception) to December 31, 2006.

Exhibit 99.4 provides the audited consolidated financial statements of Pinoak, Inc. for the period from December 31, 1998 (inception) to December 31, 2006.

(b)      Pro Forma Financial Information.

The required Pro Forma financial statements of ETLB for are included herein. This Current Report provides exhibit 99.3 and the unaudited pro forma consolidated financial information of the Pinoak and Eaton Laboratories, Inc.

(c)      Exhibits:

         2.1* Acquisition Agreement and Plan of Merger, by and between Pinoak and Eaton Laboratories, Inc. dated December 28, 2005.

        99.2* Audited Financials for Eaton Laboratories, Inc. through December 31, 2005.

        99.3* Unaudited Pro Forma Consolidated Financial Information of Pinoak, Inc. and Eaton Laboratories, Inc.

        99.4*     Audited Financials for Pinoak, Inc., through December 31,
                  2005.
---------------------
*This filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Eaton Laboratories, Inc.
                                ------------------------
                                      Registrant

                                By: /s/ T. J. Jesky
                                ------------------------------------
                                 Name:  T. J. Jesky
                                 Title: President/Director

Dated:  April 14, 2006

                                  Exhibit Index

(c)      Exhibits:

         2.1* Acquisition Agreement and Plan of Merger, by and between Pinoak and Eaton Laboratories, Inc. dated December 28, 2005.

        99.2* Audited Financials for Eaton Laboratories, Inc. through December 31, 2005.

        99.3* Unaudited Pro Forma Consolidated Financial Information of Pinoak, Inc. and Eaton Laboratories, Inc.

        99.4*     Audited Financials for Pinoak, Inc., through December 31,
                  2005.

---------------------
*This filing.

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